UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


[ X ] Current Report Pursuant to Section 13 or 15(d) of the
      Securities Exchange Act of 1934

Date of Report: April 19, 1999

Commission file number 0-11284


                               Z-Axis Corporation
-----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


              Colorado                            84-0910490
  (State or other jurisdiction of       (I.R.S. Employer Identification No.)
   incorporation  of organization

     7395 East Orchard Road, Suite A-110            80111
        Greenwood  Village, Colorado
------------------------------------          ----------------
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (303) 713-0200

                                    CONTENTS

Item 1.  Changes in Control of Registrant.

      Not applicable.

Item 2.  Acquisition or Disposition of Assets.

      Not applicable.

Item 3.  Bankruptcy or Receivership.

      Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

      On April  12,  1999  Ehrhardt  Keefe  Steiner & Hottman  PC  replaced  BDO
      Seidman, LLP ("BDO Seidman") as Z-Axis' certifying accountant. BDO Seidman's report, on the financial statements for the two years ended March 31, 1998, contained an unqualified opinion. Also, there were no disagreements on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure with BDO Seidman. The registrant has received a letter from BDO Seidman addressed to the SEC stating that BDO Seidman agrees with the above statements. A copy of BDO Seidman's letter to the SEC, dated April 12, 1999 is attached as file
      Exhibit 1.

Item 5.  Other Events.

      Not applicable.

Item 6.  Resignation of Registrant's Directors.

      Not applicable.

Item 7.  Financial Statements and Exhibits.

      Not applicable.

Item 8.  Change in Fiscal Year.

      Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Z-AXIS CORPORATION


/s/ Alan Treibitz
Alan Treibitz
President
Date: April 15, 1999